Exhibit 10.30

FIRST AMENDMENT TO
LETTER OF CREDIT AGREEMENT

        This FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Amendment”) is made as of the 17th day of June, 2002, by and among PMA CAPITAL CORPORATION, a Pennsylvania corporation (the “Applicant”), each Co-Applicant a party hereto, FLEET NATIONAL BANK, as a “Bank”under the Credit Agreement (as defined herein), and FLEET NATIONAL BANK, as agent for itself and any other Banks (in such capacity, together with its successors and assigns in such capacity, the “Agent”), and as issuing bank (in such capacity, together as with its successors and assigns in such capacity, the “Issuing Bank”) for the Letters of Credit (as defined in the Credit Agreement).

        WHEREAS, the Applicant, the Co-Applicants, the Banks, the Agent, and the Issuing Bank are parties to a certain Letter of Credit Agreement dated as of December 4, 2001 (as amended and in effect from time to time, the “Credit Agreement”);

        WHEREAS, at the request of the Applicant and the Co-Applicants, the other parties to the Credit Agreement have agreed to amend certain provisions of the Credit Agreement as more particularly described below;

        NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        §1.  Definitions.  All undefined capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

        §2.  Removal of Caliber as Material Subsidiary and Consolidated Affiliate.  Caliber One Indemnity Company, a Delaware insurance company, shall not be a Material Subsidiary or Consolidated Affiliate for any purpose under the Credit Agreement or the other Credit Documents on and after the date hereafter. In furtherance thereof, the references to Caliber in the definitions of “Material Subsidiary” and “Consolidated Affiliate” contained in the Credit Agreement are hereby deleted.

        §3.  Ratification, etc.  The Applicant and the Co-Applicants hereby ratify and confirm all of their obligations, covenants, and agreements set forth in the Credit Agreement and the other Credit Documents. The Applicant and the Co-Applicants hereby confirm and agree that all representations and warranties of the Applicant and the Co-Applicants contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date). All references to the Credit Agreement in any of the Credit Documents shall refer to the Credit Agreement as it has been modified by this Amendment.

        §4. Governing Law. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

        §5. Headings. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

        §6. Counterparts.  This Amendment and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        §7. Severability.  The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Amendment in any jurisdiction.

        §8. Integration.   This Amendment, together with the Credit Documents, embodies the entire agreement and understanding among the Credit Parties, the Agent, the Issuing Bank and the Banks with respect to the subject matter thereof and supersedes all prior agreements and understandings among the Credit Parties, the Agent, the Issuing Bank and the Banks with respect to the subject matter thereof.

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

PMA CAPITAL CORPORATION

By:	/s/ William E. Hitselberger

Name:	William E. Hitselberger
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PMA CAPITAL INSURANCE COMPANY

By:	/s/ Albert D. Ciavardelli

Name:	Albert D. Ciavardelli
Title:	Vice President and Treasurer

PENNSYLVANIA MANUFACTURERS' ASSOCIATION INSURANCE COMPANY

By:	/s/ William E. Hitselberger

Name:	William E. Hitselberger
Title:	Senior Vice President, Chief Financial Vice President and Treasurer

HIGH MOUNTAIN REINSURANCE, LTD.

By:	/s/ Edward S. Hochberg

Name:	Edward S. Hochberg
Title:	Treasurer and Secretary

FLEET NATIONAL BANK, Individually and as Agent and Issuing Bank

By:	/s/ George J. Urban

Name:	George J. Urban
Title:	Portfolio Manger